UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 906-8555

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Unit Purchase and Contribution Agreement

On February 14, 2013,  HGI Energy Holdings, LLC ( “HGI Energy”), a Delaware limited liability company and a wholly owned subsidiary of Harbinger Group Inc. (“HGI” or the “Company”) completed the previously announced transactions (the “Transactions”) contemplated by that certain Unit Purchase and Contribution Agreement (as amended by the UPCA Amendment (defined below), the “Purchase Agreement”), dated as of November 5, 2012, by and among EXCO Resources, Inc., a Texas corporation (“EXCO”), EXCO Operating Company, LP, a Delaware limited partnership (“EOC”), EXCO/HGI JV Assets, LLC, a Delaware limited liability company (“E/H-JV”) and HGI Energy.   In connection with the closing of the Transactions (the “Closing”), EXCO and HGI Energy formed EXCO/HGI Production Partners, LP (the “EXCO/HGI Partnership”), a Delaware limited partnership, and its general partner, EXCO/HGI GP, LLC, a Delaware limited liability company (the “General Partner”).  At the closing, the EXCO/HGI Partnership acquired, effective in economic terms as of July 1, 2012, from EXCO and EOC certain conventional oil and natural gas assets located in West Texas, including and above the Canyon Sand formation, as well as in the Danville, Waskom, Holly and Vernon fields in East Texas and North Louisiana, including and above the Cotton Valley (the “Contributed Properties”).

The Contributed Properties were acquired from EXCO for approximately $725 million of total consideration, representing HGI Energy’s effective equity interest of $372.5 million, $127.5 million in properties and assets contributed by EXCO, in each case before giving effect to the preliminary closing adjustments described below, and approximately $225 million of indebtedness borrowed by a subsidiary of the EXCO/HGI Partnership under a new credit agreement (the “Partnership Credit Facility”).

At the Closing, HGI Energy contributed approximately $348.3 million in cash (reflecting the effect of preliminary closing adjustments and the economic benefits related to the July 1, 2013 effective date) to the EXCO/HGI Partnership.  The HGI Energy contribution was funded by $248.3 million contributed to HGI Energy by HGI, $50 million borrowed from Fidelity & Guaranty Life Insurance Company and $50 million borrowed from Front Street Re (Cayman) Ltd.  Pursuant to the Purchase Agreement, prior to the closing of the Transactions, EXCO and EOC contributed to E/H-JV the Contributed Properties.  At the Closing, EXCO received a payment of approximately $573 million.  The payment was funded by the $348.3 million contribution from HGI Energy and $225 million borrowed under the Partnership Credit Facility entered into in connection with the Closing.

The Partnership Credit Facility, as of the Closing, has a $400 million borrowing base and unused borrowing capacity of $138 million after a draw-down to fund the payment of a $25 million deposit under the BG PSA (as defined below) and an additional $12 million for working capital purposes. The borrowing base will be redetermined semi-annually, with E/H-JV and the lenders having the right to request interim unscheduled redeterminations in certain circumstances. The maturity date of the Partnership Credit Facility is February 14, 2018. Borrowings under the Partnership Credit Facility bear interest at the borrower's option at either an alternative base rate or an adjusted LIBO rate plus in either case based on the borrowing base usage and ranging from 0.75% to 1.75% for alterative base rate and 1.75% to 2.75% for LIBO rate, with such spread being as of the date hereof of 1.25% for alternative base rate and 2.25% for LIBO rate. We estimate that following the purchase of assets under the BG PSA the spread will increase to 1.75% for alternative base rate and 2.75% for LIBO rate. Borrowings are guaranteed by EXCO/HGI Partnership and Vernon Gathering, LLC, a Delaware limited liability company and wholly owned subsidiary of the borrower, and are collateralized by first lien mortgages providing a security interest of not less than 80% of the Engineered Value (as defined in the Partnership Credit Facility) in the oil and natural gas properties covered by the borrowing base. Neither HGI nor HGI Energy is a guarantor of, or otherwise provides credit support for, the Partnership Credit Facility.

EXCO/HGI Partnership may declare and pay cash dividends to the holders of its equity interests to the extent of Available Cash (as defined in the Limited Partnership Agreement and the LLC Agreement) provided that, as of each payment date and after giving effect to the dividend payment date, (i) no default exists, (ii) borrowing base usage is not greater than ninety percent (90%), and (iii) the EXCO/HGI Partnership is in compliance with the financial covenants set forth in the Partnership Credit Facility.

The financial covenants in the Partnership Credit Facility require that EXCO/HGI Partnership (i) maintain a consolidated current ratio (as defined in the Partnership Credit Facility) of at least 1.0 to 1.0 as of the end of any fiscal quarter ending on or after March 31, 2013; and (ii) not permit the consolidated leverage ratio (as defined in the Partnership Credit Facility), determined as of the end of any fiscal quarter ending on or after March 31, 2013 to be greater than 4.50 to 1.00, with certain exceptions.

Effective February 14, 2013, EXCO, EOC, E/H-JV and HGI Energy entered into that certain First Amendment to Unit Purchase and Contribution Agreement and Closing Agreement (the “UPCA Amendment”) pursuant to which, among other things, the HGI Energy waived the requirement to obtain certain consents prior to the Closing and designated the parties rights with respect to certain assets.

The foregoing description of the Purchase Agreement and the UPCA Amendment do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement filed as Exhibit 2.1 in the Company’s Current Report on Form 8-K filed on November 9, 2012 and the UPCA Amendment filed as Exhibit 2.1 hereto, each of which are incorporated herein by reference.

Limited Partnership Agreement

In connection with the Closing, the General Partner and EXCO Holding MLP, Inc., a Texas corporation (“EXCO Holding”) entered into that certain Amended and Restated Agreement of Limited Partnership of EXCO/HGI Partnership (the “Partnership Agreement”). Under the Partnership Agreement, HGI Energy owns a 73.5% limited partnership interest in the EXCO/HGI Partnership and a 50% interest in the General Partner and EXCO Holding owns a 24.5% limited partnership interest in the EXCO/HGI Partnership and a 50% interest in the General Partner.  The General Partner owns a 2% general partner interest in the EXCO/HGI Partnership and all of the incentive distribution rights in the EXCO/HGI Partnership. A description of the material terms of the Partnership Agreement can be found in the Company’s Current Report on Form 8-K filed on November 9, 2012, which description is incorporated herein by reference.

The foregoing description of the Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Partnership Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

General Partner Limited Liability Company Agreement

In connection with the Closing, HGI Energy and EXCO Holding entered into that certain Amended and Restated Limited Liability Company Agreement of the General Partner (the “LLC Agreement”).  The General Partner is the sole general partner of the Partnership.  The General Partner is managed by the Board of Directors of the General Partner (the “Board”).  The Board consists of two members designated by HGI Energy and two members designated by EXCO Holding. Under the LLC Agreement, certain material actions of the General Partner, the Partnership and their subsidiaries will require the approval of at least one HGI Energy appointee to the Board and at least one EXCO Holding appointee to the Board.  A description of the material terms of the LLC Agreement can be found in the Company’s Current Report on Form 8-K filed on November 9, 2012, which description is incorporated herein by reference.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the LLC Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Administrative Services and Operating Agreements

In connection with the Closing, (i) each of EXCO and EOC entered into an operating agreement with E/H-JV to provide certain services with respect to the operation of the Contributed Properties contributed by such party to E/H-JV and certain related assets and (ii) EXCO, the General Partner and the Partnership entered into an administrative services agreement, pursuant to which EXCO will continue to operate the assets, as contract operator, of the  Contributed Properties and will provide certain services to the Partnership.

BG Purchase Agreement and Assignment and Assumption Agreement

On February 14, 2013, EOC and BG US Production Company, LLC, a Delaware limited liability company (“BG”), entered into a Purchase and Sale Agreement (the “BG PSA”) pursuant to which EOC will acquire certain conventional oil and natural gas assets in the Danville, Waskom and Holly fields in East Texas and North Louisiana, including and above the Cotton Valley formation (the “Additional Contributed Properties”), from BG for $132.5 million, subject to certain customary closing adjustments (the “Additional Contribution Transaction”). In connection with the Closing, effective February 14, 2013, EOC assigned its rights and obligations under the BG PSA to E/H-JV pursuant to an assignment and assumption agreement.   The BG PSA contains customary representation and warranties, covenants and indemnities by BG to EOC.  Upon the closing of the Additional Contribution Transaction, the Additional Contributed Properties will represent an incremental working interest in properties that EOC contributed to the Partnership.   The Partnership intends to fund the Additional Contribution Transaction using additional borrowings under the Partnership Credit Facility.  The Additional Contribution Transaction is expected to close in March 2013.

The foregoing description of the BG PSA does not purport to be complete and is qualified in its entirety by reference to the BG PSA, which is filed as Exhibit 2.2 hereto and incorporated herein by reference.

Side Letter Agreement

In connection with the Closing, effective February 14, 2013, EXCO, E/H-JV, the General Partner and the Partnership entered into a Side Letter Agreement (the “Side Letter”), pursuant to which EOC made certain incremental representations and warranties and agreed to certain covenants and indemnities in respect of the Additional Contributed Properties.  In addition, the Side Letter modified certain limitations on indemnification by EXCO set forth in Purchase Agreement.

The foregoing description of the Side Letter does not purport to be complete and is qualified in its entirety by reference to the Side Letter, which is filed as Exhibit 2.3 hereto and incorporated herein by reference.

Item 7.01	Financial Statements and Exhibits.

On February 15, 2013, HGI issued a press release (the “Press Release”), announcing the closing of the Transactions.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HGI’s filings under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in the Press Release and certain oral statements made by HGI’s representatives from time to time regarding the matters discussed herein, including those statements related to the Transactions, the purchase of assets under the BG PSA and their effects on HGI and its subsidiaries, including future dividends expected to be received by HGI, are or may be forward-looking statements.  Such forward-looking statements are based upon management's current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by HGI and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of HGI, and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or other similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the risk that the closing of the Additional Contribution Transaction will not occur, will be delayed or will close on terms materially different than expected, reserve estimates and values, statements about the EXCO/HGI Partnership properties and potential reserves and production levels, the ability of HGI’s subsidiaries (including the EXCO/HGI Partnership) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, that HGI may not be successful in identifying any suitable future acquisition opportunities, and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”). All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed herewith.  To the extent such information is required by this item, it will be filed with the SEC by amendment to this report on Form 8-K no later than 71 calendar days after the date on which this report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith.  To the extent such information is required by this item, it will be filed with the SEC by amendment to this report on Form 8-K no later than 71 calendar days after the date on which this report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Exhibit Description
2.1*
First Amendment to Unit Purchase and Contribution Agreement and Closing Agreement, dated as of February 14, 2013, by and among EXCO Resources, Inc., EXCO Operating Company, LP, EXCO/HGI JV Assets, LLC and HGI Energy, LLC

2.2*	Purchase and Sale Agreement, dated as of February 14, 2013, by and between EOC and BG

2.3*	Side Letter Agreement, dated February 14, 2013, by EXCO, E/H-JV, the General Partner and the Partnership

10.1	Amended and Restated Agreement of Limited Partnership of EXCO/HGI Production Partners, LP

10.2	Amended and Restated Limited Liability Company Agreement of EXCO/HGI GP, LLC

99.1	Press Release, dated February 15, 2013

*
In accordance with Item 6.01(b)(2) of Regulation S-K, schedules or similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: February 21, 2013	By:	/s/ Thomas A. Williams
Name: Thomas A. Williams Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
2.1*
First Amendment to Unit Purchase and Contribution Agreement and Closing Agreement, dated as of February 14, 2013, by and among EXCO Resources, Inc., EXCO Operating Company, LP, EXCO/HGI JV Assets, LLC and HGI Energy, LLC

2.2*	Purchase and Sale Agreement, dated as of February 14, 2013, by and between EOC and BG

2.3*	Side Letter Agreement, dated February 14, 2013, by EXCO, E/H-JV, the General Partner and the Partnership

10.1	Amended and Restated Agreement of Limited Partnership of EXCO/HGI Production Partners, LP

10.2	Amended and Restated Limited Liability Company Agreement of EXCO/HGI GP, LLC

99.1	Press Release, dated February 15, 2013

*
In accordance with Item 6.01(b)(2) of Regulation S-K, schedules or similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.